UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 30, 2004

GameTech International, Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	00023401	330612983
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

900 Sandhill Rd, Reno, NV		89521
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	775-850-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 2.02. Results of Operations and Financial Condition.

On August 30, 2004, GameTech International, Inc. issued a press release reporting its earnings for the third fiscal quarter during 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this item 12.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
99.1 Press Release of GameTech International, Inc. dated August 30, 2004, reporting the financial results of its third quarter of fiscal 2004 and its year-to-date results.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GameTech International, Inc (Registrant)

August 30, 2004	By:	/s/ Cornelius Klerk

Name: /s/ Cornelius Klerk
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated August 30, 2004